                             INTERCREDITOR AGREEMENT

                  This INTERCREDITOR AGREEMENT, dated as of April 23, 2004, is entered into among SILVER POINT FINANCE, LLC, as Senior Collateral Agent (as defined below), WACHOVIA BANK, NATIONAL ASSOCIATION, as Noteholder Collateral Agent (as defined below), and AAIPHARMA INC., a Delaware corporation (the "Borrower").

                              W I T N E S S E T H :

                  WHEREAS, the Borrower, one or more of its affiliates, the financial institutions party to the Senior Credit Agreement referred to below as lenders and issuing banks, Silver Point Finance, LLC, as collateral agent for such lenders and issuing banks (in such capacity, the "Senior Collateral Agent") and Bank of America, N.A., as administrative agent for such lenders and issuing banks, propose to enter into a Financing Agreement, dated as of April 23, 2004 (as such agreement may be amended, amended and restated, supplemented or otherwise modified, from time to time at the option of the parties thereto and any other agreements pursuant to which any of the indebtedness, commitments, obligations, costs, expenses, fees, reimbursements, indemnities or other obligations payable or owing thereunder may be refinanced, restructured, renewed, extended, increased, refunded or replaced as any such other agreements may from time to time at the option of the parties thereto be amended, amended and restated, supplemented, renewed or otherwise modified, being collectively referred to herein the "Senior Credit Agreement"); and

                  WHEREAS, the Borrower, one or more of its affiliates, and Wachovia Bank, National Association (formerly known as First Union National
Bank), as the trustee under the Indenture referred to below (in such capacity, the "Trustee"), entered into an Indenture, dated as of March 28, 2002, as amended by the First Supplemental Indenture dated as of April 20, 2004 (as so amended and as such Indenture may be further amended, amended and restated, supplemented or otherwise modified, from time to time at the option of the parties thereto, the "Indenture") governing the rights and duties of the Borrower and certain of its affiliates under the 11% Senior Subordinated Notes due 2010 (the "Notes");

                  WHEREAS, it is a condition precedent to the effectiveness of the Senior Credit Agreement that the Senior Collateral Agent, for itself and for the benefit of the Senior Lenders, Wachovia Bank, National Association, as collateral agent under the Noteholder Documents referred to below (in such capacity, the "Noteholder Collateral Agent"), for itself and for the benefit of the Trustee and the Noteholders, and the Borrower enter into this Agreement;

                  NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

                  SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural form of the terms indicated) and capitalized terms defined in the Senior Credit

Agreement used (but not otherwise defined) herein shall have the meanings ascribed to them in the Senior Credit Agreement:

                  "Agreement" shall mean this Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

                  "Bankruptcy Code" shall mean title 11 of the United States Code (11 U.S.C. 101 et seq.), as amended from time to time and any successor statute.

                  "Borrower" shall have the meaning set forth in the first paragraph hereof.

                  "Business Day" shall mean any day other than Saturday, Sunday and a day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York are required or authorized by law or other governmental action to remain closed.

                  "Collateral" shall mean all of the assets of the Borrower or any of its Subsidiaries whether real, personal or mixed.

                  "Comparable Noteholder Collateral Document" shall mean, in relation to any Collateral subject to any Senior Lender Collateral Document, that Noteholder Collateral Document which creates a security interest in the same Collateral, granted by the Borrower or same Guarantor, as applicable.

                  "Discharge of Senior Lender Claims" shall mean, except to the extent otherwise provided in Section 5.6, payment in full of the principal of, interest and premium, if any, on all indebtedness outstanding under the Senior Credit Agreement and any Future First-Lien Credit Facility or, with respect to Hedging Obligations or letters of credit outstanding under or in connection with any of the foregoing, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the Senior Credit Agreement or such First-Lien Credit Facility, as applicable, in each case after or concurrently with termination of all commitments to extend credit thereunder, and payment in full of any other Senior Lender Claims that are due and payable at or prior to the time such principal and interest are paid.

                  "Future First-Lien Credit Facility" shall mean any Credit Facility (as defined in the Indenture) that is designated by the Borrower as a "Credit Facility" for purposes of the Indenture (other than the Senior Credit Agreement referenced in the recitals hereto), provided that the Required Lenders under the Senior Credit Agreement then in effect have consented to such designation.

                  "Guarantor" shall mean each Subsidiary of the Borrower that is a guarantor of any of the Noteholder Claims, whether now or at any time in the future.

                  "Hedging Obligations" shall mean, with respect to any Person, the obligations of such Person under (a) interest rate or currency swap agreements, interest rate or currency cap agreements, interest rate or currency collar agreements and (b) other agreements or arrangements designed to protect such Person against fluctuations in interest rates and/or currency exchange rates.

                  "Indebtedness" shall mean, with respect to any specified Person without duplication, any indebtedness of such Person, whether or not contingent (a) in respect of borrowed money; (b) evidenced by bonds, notes, debentures or other similar instruments or letters of credit (or reimbursement agreements in respect thereof); (c) in respect of banker's acceptances; (d) representing obligations in connection with Capital Leases; (e) representing the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the preceding items (other than letters of credit and reimbursement obligations in respect thereof) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes all Indebtedness of another Person secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) to the extent of the fair market value of such asset where the Indebtedness so secured is not the Indebtedness of the specified Person and, to the extent not otherwise included, the guaranty by the specified Person of the Indebtedness of any other Person. The amount of any Indebtedness outstanding as of any date will be (i) the accreted value of the Indebtedness, in the case of any Indebtedness issued with original issue discount; and (ii) the principal amount of the Indebtedness, together with any interest on the Indebtedness that is more than 30 days past due, in the case of any other Indebtedness. Hedging Obligations shall not constitute Indebtedness, except to the extent they appear on the balance sheet of the Borrower. Indebtedness of the Borrower and its Restricted Subsidiaries (as defined in the Indenture) shall not include any Indebtedness of the Borrower or any of its Restricted Subsidiaries that has been either satisfied and discharged or defeased through covenant defeasance or legal defeasance.

                  "Indenture" shall have the meaning set forth in the recitals hereto.

                  "Insolvency or Liquidation Proceeding" shall mean (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to the Borrower or any Guarantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to the Borrower or any Guarantor or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of the Borrower or any Guarantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Borrower or any Guarantor.

                  "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, deposit arrangement, encumbrance, lien or preference priority or other security agreement or other preferential arrangement whatsoever, including, without limitation, any right of setoff, any conditional sale or other title retention agreement, the interest of a lessor under a lease or any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement naming the owner of the asset to which such Lien relates as debtor.

                  "Noteholder" shall mean a Person in whose name a Note is registered.

                  "Noteholder Claims" shall mean all indebtedness, obligations and other liabilities of any nature (contingent or otherwise) arising under or with respect to the Noteholder Documents or any of them.

                  "Noteholder Collateral Agent" shall include, in addition to the Noteholder Collateral Agent referred to in the recitals hereto, the then acting collateral agent for the Noteholders under the Noteholder Collateral Documents and any successor thereto exercising substantially the same rights and powers, or if there is no acting collateral agent under the Noteholder Collateral Documents, the Noteholders holding a majority in principal amount of Noteholder Claims then outstanding.

                  "Noteholder Collateral Documents" shall mean the Noteholder Security Agreement, the Noteholder Pledge Agreement, the Noteholder Mortgages, and any document or instrument executed and delivered pursuant to any Noteholder Document at any time or otherwise pursuant to which a Lien with respect to the Collateral is granted by the Borrower or a Guarantor to secure any Noteholder Claims or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, renewed, extended, supplemented or modified from time to time.

                  "Noteholder Documents" shall mean the Indenture, the Notes, the Noteholder Collateral Documents and any other related document or instrument executed and delivered pursuant to any Noteholder Document at any time or otherwise evidencing any Noteholder Claims, as the same may be amended, renewed, extended, supplemented or modified from time to time.

                  "Noteholder Mortgages" shall mean a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien with respect to the Collateral consisting of real property owned by the Borrower or any Subsidiary is granted to secure any Noteholder Claims or under which rights or remedies with respect to any such Liens are governed, as the same may be amended, renewed, extended, supplemented or modified.

                  "Noteholder Pledge Agreement" shall mean the Pledge and Security Agreement, dated as of April 23, 2004, between the Borrower, the Guarantors and the Noteholder Collateral Agent, as the same may be amended, renewed, extended, supplemented or modified.

                  "Noteholder Security Agreement" shall mean the Security Agreement, dated as of April 23, 2004, between the Borrower, the Guarantors and the Noteholder Collateral Agent, as the same may be amended, renewed, extended, supplemented or modified.

                  "Notes" shall have the meaning set forth in the recitals hereto.

                  "Obligations" shall mean any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness (including any obligation to post cash collateral in respect of letters of credit and any other obligations), or any obligation for cash management services or Hedging Obligations.

                  "Person" shall mean any person, individual, sole proprietorship, partnership, joint venture, corporation, unincorporated organization, association, institution, entity or other party, including, without limitation, any government and any political subdivision, agency or instrumentality thereof.

                  "Pledged Collateral" shall mean the "Pledged Notes" and the "Pledged Stock" under, and as defined in, the Pledge Agreement, cash and other items in domestic deposit and securities accounts with respect to which an account control agreement with the Senior Collateral Agent has been executed, and any other property in the possession of the Senior Collateral Agent (or its agents or bailees).

                  "Recovery" shall have the meaning set forth in Section 6.5 hereof.

                  "Required Lenders" shall mean, with respect to any amendment or modification of the Senior Credit Agreement, or any termination or waiver of any provision of the Senior Credit Agreement, or any consent or departure by the Borrower or any Guarantor therefrom, those Senior Lenders, the approval of which is required to approve such amendment or modification, termination or waiver or consent or departure.

                  "Senior Collateral Agent" shall include, in addition to the Senior Collateral Agent referred to in the recitals hereto, the then acting collateral agent for the Senior Lenders (or if there is more than one agent, a majority of them) under the Senior Lender Documents and any successor thereto exercising substantially the same rights and powers, or if there is no acting Senior Collateral Agent under the Senior Credit Agreement, the Required Lenders.

                  "Senior Credit Agreement" shall have the meaning set forth in the recitals hereto; provided that if at any time a Discharge of Senior Lender Claims occurs with respect to the Senior Credit Agreement referenced in the recitals hereto (without giving effect to Section 5.6), then, to the extent provided in Section 5.6, the term "Senior Credit Agreement" shall mean the Future First-Lien Credit Facility designated by the Borrower in accordance with the terms of such section.

                  "Senior Lender Cash Management Obligations" shall mean all Obligations (as defined in the Senior Credit Agreement or any Future First-Lien Credit Facility), now or hereafter outstanding, of the Borrower or any of its Subsidiaries in respect of cash management services.

                  "Senior Lender Claims" shall mean (a) all Indebtedness, now or hereafter outstanding, under one or more of the Senior Lender Documents, including any Future First-Lien Credit Facilities, the Indebtedness under each of which constitutes Permitted Debt (as defined in the Indenture) or is otherwise permitted by the Indenture and (b) all other Obligations, now or hereafter outstanding, not constituting Indebtedness of the Borrower or a Guarantor, under the Senior Lender Documents or any such Future First-Lien Credit Facility, including, without limitation, all Senior Lender Hedging Obligations and Senior Lender Cash Management Obligations. Senior Lender Claims shall include all interest accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the Senior Credit Agreement whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding. To the extent any payment with respect to any of the Senior Lender Claims (whether by or on behalf of the Borrower or any Guarantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

                  "Senior Lender Collateral Documents" shall mean the Security Agreement, the Pledge Agreement, the Mortgages and any Loan Document or other document or instrument pursuant to which a Lien is granted securing any Senior Lender Claims, as the same may be amended, renewed, extended, supplemented or modified from time to time.

                  "Senior Lender Documents" shall mean the Senior Credit Agreement and each of the other Loan Documents (as defined in the Senior Credit Agreement or any Future First-Lien Credit Facility) (including, without limitation, each document or instrument evidencing a Senior Lender Hedging Obligation or Senior Lender Cash Management Obligation), all documents and instruments evidencing any other obligation under the Senior Credit Agreement or any Future First-Lien Credit Facility, and any other related document or instrument executed or delivered pursuant to any Senior Lender Document at any time or otherwise evidencing, governing or relating to any Senior Lender Claims, as any such document or instrument may from time to time be amended, renewed, restated, supplemented or otherwise modified.

                  "Senior Lender Hedging Obligations" shall mean Obligations (as defined in the Senior Credit Agreement or any Future First-Lien Credit Facility), now or hereafter outstanding, constituting Hedging Obligations of the Borrower or any of its Subsidiaries.

                  "Senior Lenders" shall mean the Persons holding Senior Lender Claims, including, without limitation, the Senior Collateral Agent.

                  "Trustee" shall have the meaning set forth in the recitals hereto.

                  "Uniform Commercial Code" or "UCC" shall mean the Uniform Commercial Code of the State of New York, as amended.

                  SECTION 2. LIEN PRIORITIES.

                  2.1 Subordination. Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens granted to the Noteholder Collateral Agent or any of the Noteholders on the Collateral or of any Liens granted to the Senior Collateral Agent or any of the Senior Lenders on the Collateral and notwithstanding any provision of the UCC, or any applicable law or the Noteholder Documents or the Senior Lender Documents or any other circumstance whatsoever, the Noteholder Collateral Agent, on behalf of itself and the Noteholders, hereby agrees that: (a) any Lien on the Collateral securing any or all of the Senior Lender Claims now or hereafter held by the Senior Collateral Agent or any of the Senior Lenders shall be senior and prior to any Lien on the Collateral securing any or all of the Noteholder Claims; and (b) any Lien on the Collateral now or hereafter held by the Noteholder Collateral Agent or any of the Noteholders regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any or all of the Senior Lender Claims. All Liens on the Collateral securing any or all of the Senior Lender Claims shall be and remain senior to all Liens on the Collateral securing any or all of the Noteholder Claims for all purposes, whether or not any such Liens securing any of the Senior Lender Claims are subordinated to any Lien securing any other obligation of the Borrower or any Guarantor.

                  2.2 Prohibition on Contesting Liens. Each of the Noteholder Collateral Agent, for itself and on behalf of each Noteholder, and the Senior Collateral Agent, for itself and on behalf of each Senior Lender, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including, without limitation, any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of a Lien held by the Senior Collateral Agent or any of the Senior Lenders in any of the Collateral or by the Noteholder Collateral Agent or any of the Noteholders in any of the Collateral, as the case may be.

                  2.3 No New Liens. So long as the Discharge of Senior Lender Claims has not occurred, (a) the parties hereto agree that, after the date hereof, if the Noteholder Collateral Agent or any Noteholder shall hold any Lien on any assets of the Borrower or any of its Subsidiaries securing any of the Noteholder Claims that are not also subject to the first-priority (ahead of the Noteholder Collateral Agent and the Noteholders) Lien of the Senior Collateral Agent under the Senior Lender Documents, the Noteholder Collateral Agent, upon demand by the Senior Collateral Agent, will either release (or cause the release of) such Lien or assign it (or cause it to be assigned) to the Senior Collateral Agent as security for the Senior Lender Claims, and (b) the Borrower agrees not to grant any Lien on any of its assets, or permit any Subsidiary of the Borrower to grant a Lien on any of its assets, in favor of the Noteholder Collateral Agent or any of the Noteholders unless it, or such Subsidiary, has granted a similar Lien on such assets in favor of Senior Collateral Agent or the Senior Lenders.

                  SECTION 3. ENFORCEMENT.

                  3.1      Exercise of Remedies.

                  (a) So long as the Discharge of Senior Lender Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any Guarantor, (i) the Noteholder Collateral Agent and the Noteholders will not exercise or seek to exercise any rights or remedies (including setoff) with respect to any Collateral, institute any action or proceeding with respect to such rights or remedies, including, without limitation, any action of foreclosure, contest, protest or object to any foreclosure proceeding or action brought by the Senior Collateral Agent or any Senior Lender, the exercise of any right under any cash management agreement, landlord waiver or bailee's letter or similar agreement or arrangement to which the Noteholder Collateral Agent or any Noteholder is a party, or any other exercise by any such party, of any rights and remedies relating to the Collateral under the Senior Lender Documents or otherwise, or object to the forbearance by the Senior Collateral Agent and the Senior Lenders or any of them from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral and (ii) the Senior Collateral Agent and the Senior Lenders shall have the exclusive right to enforce rights, exercise remedies (including, without limitation, setoff and the right to credit bid their debt) and make determinations regarding release, disposition, or restrictions with respect to the Collateral without any consultation with or the consent of the Noteholder Collateral Agent or any Noteholder; provided, however, (A) that in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any Guarantor, the Noteholder Collateral Agent or the Trustee may file a claim or statement of interest (including, without limitation, one or more proofs of claim) with respect to the Noteholder Claims, and (B) the Noteholder Collateral Agent may take any action not adverse to the Liens on the Collateral securing any of the Senior Lender Claims in order to preserve or protect its rights in the Collateral. In exercising rights and remedies with respect to the Collateral, the Senior Collateral Agent and the Senior Lenders or any of them may enforce the provisions of the Senior Lender Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include, without limitation, the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction.

                  (b) The Noteholder Collateral Agent, on behalf of itself and the Noteholders, agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Collateral, unless and until the Discharge of Senior Lender Claims has occurred. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Lender Claims has occurred, except as expressly provided in the proviso in Section 3.1(a)(ii) above, the sole right of the Noteholder Collateral Agent and the Noteholders with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Noteholder Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Senior Lender Claims has occurred.

                  (c)      Subject to the proviso in Section 3.1(a)(ii) above,
(a) the Noteholder Collateral Agent, for itself and on behalf of the Noteholders, agrees that the Noteholder Collateral Agent and the Noteholders will not take any action that would hinder any exercise of remedies undertaken by the Senior Collateral Agent or any Senior Lender with respect to the Collateral under any of the Senior Loan Documents, including any sale, lease, exchange, transfer or other disposition of any Collateral, whether by foreclosure or otherwise, and (b) the Noteholder Collateral Agent, for itself and on behalf of the Noteholders, hereby waives any and all rights it or any of the Noteholders may have as a junior lien creditor or otherwise to object to the manner in which the Senior Collateral Agent or any of the Senior Lenders seek to enforce or collect any Senior Lender Claims or any Liens granted in any of the Collateral.

                  3.2 Cooperation. Subject to the proviso in Section 3.1(a)(ii) above, the Noteholder Collateral Agent, on behalf of itself and the Noteholders, agrees that, unless and until the Discharge of Senior Lender Claims has occurred, it will not commence, or join with any Person (other than the Senior Lenders and the Senior Collateral Agent upon the request thereof) in commencing any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it with respect to the Collateral under any of the Noteholder Documents or otherwise.

                  SECTION 4. PAYMENTS.

                  4.1 Application of Proceeds. As long as the Discharge of Senior Lender Claims has not occurred, the cash proceeds of Collateral received in connection with the sale of, or collection on, such Collateral upon the exercise of remedies, shall be applied by the Senior Collateral Agent to the Senior Lender Claims in such order as specified in the Senior Credit Agreement until the Discharge of Senior Lender Claims has occurred. Upon the Discharge of Senior Lender Claims, the Senior Collateral Agent shall deliver to the Noteholder Collateral Agent any proceeds of Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.

                  4.2 Payments Over. Any Collateral or proceeds thereof received by the Noteholder Collateral Agent or any Noteholder in connection with the exercise of any right or remedy (including setoff) relating to any Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Senior Collateral Agent for the benefit of the Senior Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Senior Collateral Agent is hereby authorized to make any such endorsements as agent for the Noteholder Collateral Agent or any such Noteholder. This authorization is coupled with an interest and is irrevocable.

                  SECTION 5. OTHER AGREEMENTS.

                  5.1      Releases.

                  (a)      If in connection with:

                           (i) the exercise of the Senior Collateral Agent's remedies in respect of any of the Collateral provided for in
         Section 3.1, including any sale, lease, exchange, transfer or other disposition of such Collateral;

                           (ii) any sale, lease, exchange, transfer or other disposition of Collateral permitted under the terms of the Senior Credit Agreement (whether or not an event of default under, and as defined therein, has occurred and is continuing) and permitted or not prohibited under Section 4.10 of the Indenture (Asset Sales); or

                           (iii) any agreement between the Senior Collateral Agent and the Borrower to release the Senior Collateral Agent's Lien on any portion of the Collateral or to release any Guarantor from its obligations under the Senior Credit Agreement or any of the other Senior Lender Documents, which release is not otherwise prohibited by the terms of the Noteholder Documents;

the Senior Collateral Agent, for itself or on behalf of the Senior Lenders, releases any of its Liens on any part of the Collateral (or any Guarantor from its obligations under the Senior Credit Agreement or any of the other Senior Lender Documents), the Liens, if any, of the Noteholder Collateral Agent, for itself or for the benefit of the Noteholders, on such Collateral (and the obligations of such Guarantor under its guaranty of the Noteholder Claims) shall be automatically, unconditionally and simultaneously released and the Noteholder Collateral Agent, for itself or on behalf of any such Noteholder, promptly shall execute and deliver to the Senior Collateral Agent or the Borrower such termination statements, releases and other documents as the Senior

Collateral Agent or the Borrower may request to effectively confirm such release; provided, however, that if an Event of Default under the Indenture exists as of the date of the Discharge of Senior Lender Claims, the Collateral securing the Noteholder Claims shall not be released until such Event of Default and all other Events of Default shall have been cured or otherwise waived except to the extent such Collateral was disposed of in connection with the Discharge of Senior Lender Claims; and provided, further, that if the Senior Lender Claims (or any portion thereof) are, pursuant to Section 5.6 or otherwise, thereafter secured by assets of the Borrower or any of its Subsidiaries that would constitute Collateral for the Senior Lender Claims, the Noteholder Claims shall then be secured by Liens on such Collateral that are subordinated to the Liens on the Senior Lender Claims to the same extent provided pursuant to this Agreement as then in effect immediately prior to the release by the Noteholder Collateral Agent of its Liens on the Collateral.

                  (b) The Noteholder Collateral Agent, for itself and on behalf of the Noteholders, hereby irrevocably constitutes and appoints the Senior Collateral Agent and any officer or agent of the Senior Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Noteholder Collateral Agent or such holder or in the Senior Collateral Agent's own name, from time to time in the Senior Collateral Agent's discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.1, including, without limitation, any financing statements, endorsements or other instruments of transfer or release.

                  5.2 Insurance. Unless and until the Discharge of Senior Lender Claims has occurred, the Senior Collateral Agent and the Senior Lenders shall have the sole and exclusive right, subject to the rights of the Borrower under the relevant Senior Lender Documents, to adjust settlement for any insurance policy covering any Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting any Collateral. Unless and until the Discharge of Senior Lender Claims has occurred, all proceeds of any such policy and any such award if in respect to Collateral shall be paid to the Senior Collateral Agent for the benefit of the Senior Lenders to the extent required under the Senior Credit Agreement and the other Senior Lender Documents and thereafter to the Noteholder Collateral Agent for the benefit of the Noteholders to the extent required under the applicable Noteholder Documents and then to the owner of the subject property or as a court of competent jurisdiction may otherwise direct. If the Noteholder Collateral Agent or any Noteholder shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Senior Collateral Agent in accordance with the terms of Section 4.2.

                  5.3      Amendments to Noteholder Collateral Documents.

                  (a) Without the prior written consent of the Senior Collateral Agent and the Required Lenders, no Noteholder Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Noteholder Collateral Document, would be inconsistent with any of the terms of any of the Senior Lender Documents or this Agreement. The Noteholder Collateral Agent agrees that each Noteholder Collateral Document shall include the following language:

         "Notwithstanding anything herein to the contrary, the lien and security interest granted to the Noteholder Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Noteholder Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of April 23, 2004 (as amended, modified, supplemented or replaced from time to time, the "Intercreditor Agreement"), among Silver Point Finance, LLC, as Senior Collateral Agent, and Wachovia Bank, National Association, as Noteholder Collateral Agent, and aaiPharma Inc. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern."

In addition, the Noteholder Collateral Agent agrees that (i) each Noteholder Mortgage covering any Collateral shall contain such other language as the Senior Collateral Agent may reasonably request to reflect the subordination of such Noteholder Mortgage to the Mortgage covering such Collateral and (ii) each Uniform Commercial Code financing statement naming the Noteholder Collateral Agent as secured party covering any Collateral shall contain such other language as the Senior Collateral Agent may reasonably request to reflect the lien subordination agreed to in this Agreement.

                  (b) In the event the Senior Collateral Agent or the Required Lenders enter into any amendment, waiver or consent in respect of any of the Senior Lender Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Lender Collateral Document or changing in any manner the rights of the Senior Collateral Agent, any of the Senior Lenders, the Borrower or any of the Guarantors thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Noteholder Collateral Document without the consent of the Noteholder Collateral Agent or the Noteholders and without any action by the Noteholder Collateral Agent, the Borrower or any Guarantor; provided, however, (A) that no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of the Noteholder Collateral Documents, except to the extent that a release of such Lien is permitted by Section 5.1 and (B) notice of such amendment, waiver or consent shall have been given to the Noteholder Collateral Agent.

                  5.4 Rights As Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the Noteholder Collateral Agent and the Noteholders may exercise rights and remedies as an unsecured creditor against the Borrower and its Subsidiaries in accordance with the terms of the Noteholder Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by the Noteholder Collateral Agent, the Trustee or any Noteholders of the required payments of interest and principal so long as such receipt is not the direct or indirect result of the exercise by the Noteholder Collateral Agent or any Noteholder of rights or remedies as a secured creditor or enforcement of any Lien held by any of them with respect to the Collateral in contravention of this Agreement. In the event the Noteholder Collateral Agent or any Noteholder becomes a judgment lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing Senior Lender Claims on the same basis as the other Liens securing the

Noteholder Claims are so subordinated to such Senior Lender Claims under this Agreement. Nothing in this Agreement modifies any rights or remedies the Senior Collateral Agent or any of the Senior Lenders may have with respect to the Collateral.

                  5.5      Bailee for Perfection.

                  (a) The Senior Collateral Agent agrees to hold the Pledged Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as bailee for the Noteholder Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Noteholder Security Agreement, the Noteholder Pledge Agreement or the other Noteholder Collateral Documents, subject to the terms and conditions of this
Section 5.5.

                  (b) Until the Discharge of Senior Lender Claims has occurred, the Senior Collateral Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the Senior Lender Documents as if the Lien of the Noteholder Collateral Agent under the Noteholder Security Agreement did not exist. The rights of the Noteholder Collateral Agent with respect to the Pledged Collateral shall at all times be subject to the terms of this Agreement and to the Senior Collateral Agent's rights under the Senior Lender Documents.

                  (c) The Senior Collateral Agent shall have no obligation whatsoever to the Noteholder Collateral Agent or any Noteholder to assure that the Pledged Collateral is genuine or owned by the Borrower or any of its Subsidiaries or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5. The duties or responsibilities of the Senior Collateral Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee for the Noteholder Collateral Agent for purposes of perfecting the Lien held by the Noteholder Collateral Agent.

                  (d) The Senior Collateral Agent shall not have by reason of the Noteholder Security Agreement or this Agreement or any other document a fiduciary relationship in respect of the Noteholder Collateral Agent or any Noteholder.

                  (e) Upon the Discharge of Senior Lender Claims, the Senior Collateral Agent shall deliver to the Noteholder Collateral Agent the Pledged Collateral in its possession or control (or in the possession or control of its agents or bailees) together with any necessary endorsements (or otherwise allow the Noteholder Collateral Agent to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct.

                  5.6 When Discharge of Senior Lender Claims Deemed to Not Have Occurred. If at any time after the Discharge of Senior Lender Claims has occurred the Borrower designates any Future First-Lien Credit Facility to be the "Senior Credit Agreement" hereunder, then such Discharge of Senior Lender Claims shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Lender Claims), and such Future First-Lien Credit Facility shall automatically be treated as the Senior Credit Agreement for all purposes of this Agreement, including without limitation for purposes of the Lien priorities and rights in respect of Collateral set forth herein. Upon receipt of notice of such designation (including the identity of the new Senior Collateral Agent) from the Borrower, the Noteholder Collateral Agent shall promptly, at the request of the Borrower, deliver to the Senior Collateral Agent the Pledged Collateral together with any necessary endorsements (or otherwise allow such Senior Collateral Agent to obtain control of such Pledged Collateral).

                  SECTION 6. INSOLVENCY OR LIQUIDATION PROCEEDINGS.

                  6.1 Financing Issues. If the Borrower or any Guarantor shall be subject to any Insolvency or Liquidation Proceeding and the Senior Collateral Agent or any Senior Lender shall desire to permit the use of cash collateral or to permit the Borrower or any Guarantor to obtain financing under
Section 363 or Section 364 of the Bankruptcy Code ("DIP Financing"), then the Noteholder Collateral Agent, on behalf of itself and the Noteholders, agrees that it will raise no objection to such use or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted herein) and, to the extent any of the Liens securing any Senior Lender Claims are subordinated or pari passu with such DIP Financing, will subordinate its Liens in the same Collateral to such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Noteholder Claims are so subordinated to Senior Lender Claims under this Agreement.

                  6.2 Relief from the Automatic Stay. Until the Discharge of Senior Lender Claims has occurred, the Noteholder Collateral Agent, on behalf of itself and the Noteholders, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the Senior Collateral Agent and the Required Lenders.

                  6.3 Adequate Protection. The Noteholder Collateral Agent, on behalf of itself and the Noteholders, agrees that none of them shall contest (or support any other Person contesting) (a) any request by the Senior Collateral Agent or any of the Senior Lenders for adequate protection or (b) any objection by the Senior Collateral Agent or any of the Senior Lenders to any motion, relief, action or proceeding based on the Senior Collateral Agent or any of the Senior Lenders claiming a lack of adequate protection. Notwithstanding the foregoing contained in this Section 6.3, in any Insolvency or Liquidation Proceeding, (i) if the Senior Lenders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of its cash collateral under Section 363 or Section 364 of the Bankruptcy Code, then the Noteholder Collateral Agent, on behalf of itself or any of the Noteholders, may seek or request adequate protection in the form of a replacement Lien on such additional collateral, which Lien is subordinated to the Liens securing the Senior Lender Claims and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Noteholder Claims are so subordinated to the Senior Lender Claims under this Agreement, and (ii) in the event the Noteholder Collateral Agent, on behalf of itself and the Noteholders, seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral, then the Noteholder Collateral Agent, on behalf of itself and the Noteholders, agrees that the Senior Collateral Agent shall also be granted a senior Lien on such additional collateral as security for the relevant Senior Lender Claims and any such DIP Financing and that any Lien on such additional collateral securing the Noteholder Claims shall be subordinated to the Liens on such collateral securing the Senior Lender Claims and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the

Senior Collateral Agent or any of the Senior Lenders as adequate protection on the same basis as the other Liens securing the Noteholder Claims are so subordinated to the Senior Lender Claims under this Agreement.

                  6.4 No Waiver. Nothing contained herein shall prohibit or in any way limit the Senior Collateral Agent or any Senior Lender from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Noteholder Collateral Agent or any of the Noteholders, including, without limitation, the seeking by the Noteholder Collateral Agent or any Noteholder of adequate protection or the asserting by the Noteholder Collateral Agent or any Noteholder of any of its rights and remedies under the Noteholder Documents or otherwise.

                  6.5 Preference Issues. If the Senior Collateral Agent or any Senior Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower or any Guarantor any amount (a "Recovery"), then the relevant Senior Lender Claims shall be reinstated to the extent of such Recovery and the Senior Collateral Agent and/or Senior Lenders shall be entitled to a Discharge of Senior Lender Claims with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

                  6.6 Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of Senior Lender Claims and Noteholder Claims, then, to the extent the debt obligations distributed on account of Senior Lender Claims and Noteholder Claims are secured by Liens on the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

                  SECTION 7. RELIANCE; WAIVERS; ETC.

                  7.1 Reliance. The consent by the Senior Lenders to the Lien on the Collateral granted to the Noteholder Collateral Agent on behalf of the Noteholders and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Collateral Agent or any of the Senior Lenders to the Borrower and the Guarantors shall be deemed to have been given and made in reliance upon this Agreement. The Noteholder Collateral Agent, on behalf of itself and the Noteholders, acknowledges that it and the Noteholders have, independently and without reliance on the Senior Collateral Agent or any Senior Lender, and based on documents and information deemed by them appropriate, made their own decision to enter into the Indenture, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own decision in taking or not taking any action under the Indenture or this Agreement.

                  7.2 No Warranties or Liability. The Noteholder Collateral Agent, on behalf of itself and the Noteholders, acknowledges and agrees that neither the Senior Collateral Agent nor any Senior Lender has made any express or implied representation or warranty, including, without limitation, with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Senior Lender Documents. The Senior Collateral Agent and the Senior Lenders will be entitled to manage and supervise their respective loans and extensions of credit to the Borrower and the Guarantors in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Collateral Agent and the Senior Lenders may manage their loans and extensions of credit without regard to any rights or interests that the Noteholder Collateral Agent or any of the Noteholders have in the Collateral or otherwise, except as otherwise provided in this Agreement. Neither the Senior Collateral Agent nor any Senior Lender shall have any duty to the Noteholder Collateral Agent or any of the Noteholders to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Borrower or any Guarantor (including, without limitation, the Noteholder Documents), regardless of any knowledge thereof which they may have or be charged with.

                  7.3      No Waiver of Lien Priorities.

                  (a) No right of the Senior Lenders, the Senior Collateral Agent or any of them to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or any of the Guarantors or by any act or failure to act by any Senior Lender or the Senior Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Senior Lender Documents or any of the Noteholder Documents, regardless of any knowledge thereof which the Senior Collateral Agent or the Senior Lenders, or any of them, may have or be otherwise charged with.

                  (b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Borrower and the Guarantors under the Senior Lender Documents), the Senior Lenders, the Senior Collateral Agent and any of them may, at any time and from time to time, without the consent of, or notice to, the Noteholder Collateral Agent or any Noteholder, without incurring any liabilities to the Noteholder Collateral Agent or any Noteholder and without impairing or releasing the lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Noteholder Collateral Agent or any Noteholder is affected, impaired or extinguished thereby) do any one or more of the following:

                           (i) change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any of the Senior Lender Claims or any Lien in any Collateral or guaranty thereof or any liability of the Borrower or any Guarantor or any other Person, or any liability incurred directly or indirectly in respect thereof (including, without limitation, any increase in or extension of any of the Senior Lender Claims, without any restriction as to the amount, tenor or terms of any such increase or extension or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by any of the Senior Lenders or the Senior Collateral Agent, any of the Senior Lender Claims or any of the Senior Lender Documents);

                           (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Collateral or any liability of the Borrower, any Guarantor or any other Person to any of the Senior Lenders or Senior Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

                           (iii) settle or compromise any Senior Lender Claim or any other liability of the Borrower, any Guarantor or any other Person or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, any of the Senior Lender Claims) in any manner or order; and

                           (iv) exercise or delay in or refrain from exercising any right or remedy against the Borrower or any security or any Guarantor or any other Person, elect any remedy and otherwise deal freely with the Borrower, any Guarantor and any other Person and any Collateral and any security and any guarantor or any liability of the Borrower or any Guarantor to the Senior Collateral Agent or any of the Senior Lenders or any liability incurred directly or indirectly in respect thereof.

                  (c) The Noteholder Collateral Agent, on behalf of itself and the Noteholders, also agrees that the Senior Lenders and the Senior Collateral Agent shall have no liability to the Noteholder Collateral Agent or any Noteholder, and the Noteholder Collateral Agent, on behalf of itself and the Noteholders, hereby waives any claim against any Senior Lender or the Senior Collateral Agent, arising out of any and all actions which any of the Senior Lenders or the Senior Collateral Agent may take or permit or omit to take with respect to: (i) any of the Senior Lender Documents, (ii) the collection of any of the Senior Lender Claims or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any of the Collateral. The Noteholder Collateral Agent, on behalf of itself and the Noteholders, agrees that the Senior Lenders and the Senior Collateral Agent have no duty to them in respect of the maintenance or preservation of the Collateral, the Senior Lender Claims or otherwise.

                  (d) The Noteholder Collateral Agent, on behalf of itself and the Noteholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right with respect to the Collateral that may otherwise be available under applicable law or any other similar rights a junior secured creditor may have under applicable law.

                  7.4 Obligations Unconditional. All rights, interests, agreements and obligations of the Senior Collateral Agent and the Senior Lenders and the Noteholder Collateral Agent and the Noteholders, respectively, hereunder shall remain in full force and effect irrespective of:

                  (a) any lack of validity or enforceability of any Senior Lender Documents or any Noteholder Documents;

                  (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Lender Claims or Noteholder Claims, or any amendment or waiver or other modification, including, without limitation, any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Senior Credit Agreement or any other Senior Lender Document or of the terms of the Indenture or any other Noteholder Document;

                  (c) any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Lender Claims or Noteholder Claims or any guarantee thereof;

                  (d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any Guarantor; or

                  (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Borrower or any Guarantor in respect of any of the Senior Lender Claims, or of the Noteholder Collateral Agent or any Noteholder in respect of this Agreement.

                  SECTION 8. MISCELLANEOUS.

                  8.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any of the Senior Lender Documents or the Noteholder Documents, the provisions of this Agreement shall govern. In the event of any conflict between any instruction, request or direction given by the Senior Collateral Agent to the Noteholder Collateral Agent or any Noteholder hereunder and any instruction, request or direction given by any Senior Lender to the Noteholder Collateral Agent or any Noteholder hereunder, the instruction, request or direction given by the Senior Collateral Agent shall govern.

                  8.2 Continuing Nature of this Agreement. This Agreement shall continue to be effective until the Discharge of Senior Lender Claims shall have occurred. This is a continuing agreement of lien subordination and the Senior Collateral Agent and Senior Lenders may continue, at any time and without notice to the Noteholder Collateral Agent or any Noteholder, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower and the Guarantors constituting Senior Lender Claims on the faith hereof. The Noteholder Collateral Agent, on behalf of itself and the Noteholders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.

                  8.3 Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing signed by the Noteholder Collateral Agent and the Senior Collateral Agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Borrower and Guarantors shall not have any right to amend, modify or waive any provision of this Agreement without the written consent of the Noteholder Collateral Agent and the Senior Collateral Agent, nor shall any consent or signed writing be required of any of them to effect any amendment, modification or waiver of any provision of this Agreement, except that no amendment, modification or waiver affecting any obligation or right of the Borrower or any Guarantor hereunder shall be made without the consent of the Borrower.

                  8.4 Information Concerning Financial Condition of the Borrower and its Subsidiaries. The Senior Collateral Agent and the Senior Lenders shall have no duty to advise the Noteholder Collateral Agent and the Noteholders of (a) the financial condition of the Borrower and its Subsidiaries and all endorsers and/or guarantors of the Noteholder Claims or the Senior Lender Claims and (b) all other circumstances bearing upon the risk of nonpayment of the Noteholder Claims or the Senior Lender Claims. The Senior Collateral Agent and the Senior Lenders shall have no duty to advise the Noteholder Collateral Agent or any Noteholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the Senior Collateral Agent or any of the Senior Lenders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Noteholder Collateral Agent or any Noteholder, it or they shall be under no obligation (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential.

                  8.5 Subrogation. The Noteholder Collateral Agent, on behalf of itself and the Noteholders, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Lender Claims has occurred, at which time such waiver shall be of no further force or effect.

                  8.6 Application of Payments. As between the Senior Collateral Agent and the Senior Lenders, on the one hand, and the Noteholder Collateral Agent and the Noteholders, on the other hand, all payments received by the Senior Collateral Agent and/or the Senior Lenders may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Lender Claims as the Senior Collateral Agent and/or the Senior Lenders, in their sole discretion, deem appropriate. The Noteholder Collateral Agent, on behalf of itself and the Noteholders, assents to any extension or postponement of the time of payment of the Senior Lender Claims or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the Senior Lender Claims and to the addition or release of any other Person primarily or secondarily liable therefor.

                  8.7 Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.8 below for such party. Service so made shall be deemed to be completed three (3) days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder based on forum non conveniens, and any objection to the venue of any action instituted hereunder. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this

Agreement or any other Loan Document, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

                  8.8 Notices. All notices to the Noteholders and the Senior Lenders permitted or required under this Agreement may be sent to the Noteholder Collateral Agent and the Senior Collateral Agent, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party's name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

                  8.9 Further Assurances. The Noteholder Collateral Agent, on behalf of itself and the Noteholders, agrees that each of them shall take such further action and shall execute and deliver to the Senior Collateral Agent and the Senior Lenders such additional documents and instruments (in recordable form, if requested) as the Senior Collateral Agent or the Senior Lenders may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement. The Senior Collateral Agent, on behalf of the Senior Lenders, agrees that each of them shall take such further action and shall execute and deliver to the Noteholder Collateral Agent and the Noteholders such additional documents and instruments (in recordable form, if requested) as the Noteholder Collateral Agent or the Noteholders may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

                  8.10 Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

                  8.11 Binding on Successors and Assigns. This Agreement shall be binding upon the Senior Collateral Agent, the Senior Lenders, the Noteholder Collateral Agent, the Noteholders and their respective permitted successors and assigns.

                  8.12 Specific Performance. Each of the Senior Collateral Agent and the Noteholder Collateral Agent may demand specific performance of this Agreement. The Noteholder Collateral Agent, on behalf of itself and the Noteholders, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Senior Collateral Agent. The Senior Collateral Agent, on behalf of itself and the Senior Lenders, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Noteholder Collateral Agent.

                  8.13 Section Titles; Time Periods; Capacities. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement. In the computation of time periods, unless otherwise specified, the word "from" means "from and including" and each of the words "to" and "until" means "to but excluding" and the word "through" means "to and including". All references to the Borrower or any Guarantor shall include the Borrower or any Guarantor as an obligor under the Senior Lender Documents, regardless of its capacity as a borrower or guarantor thereunder.

                  8.14 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

                  8.15 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

                  8.16 No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of the Senior Collateral Agent and the Senior Lenders and their respective successors and assigns and, to the extent applicable, the Borrower, the Guarantors, the Noteholder Collateral Agent and the Noteholders and their respective permitted successors and assigns. No other Person shall have or be entitled to assert rights or benefits hereunder. Notwithstanding anything to the contrary in this Agreement, the Borrower shall cause the Guarantors to comply with the terms of this Agreement.

                  8.17 Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Borrower or Guarantors shall include the Borrower or any Guarantor as debtor and debtor-in-possession and any receiver or trustee for the Borrower or any Guarantor (as the case may be) in any Insolvency or Liquidation Proceeding.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                        SILVER POINT FINANCE, LLC,
                                        as Senior Collateral Agent

                                        By: /s/ Jeffrey A. Gelfand
                                            ------------------------------------
                                            Jeffrey A. Gelfand
                                            Chief Financial Officer

                                        Address:

                                        600 Steamboat Road
                                        Greenwich, CT 06830
                                        Attention: Mr. Zac Zeitlin
                                        Telecopy No.:  (203) 618-2698

                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as Noteholder Collateral Agent

                                        By: /s/ Paul F. Anatrella
                                            ------------------------------------
                                            Paul F. Anatrella
                                            Vice President

                                        Address:

                                        401 S. Tryon Street, 12th Floor
                                        Charlotte, NC  28288-1179
                                        Attention:  Corporate Trust - Bond
                                                    Administration
                                        Telecopy No.:  (704) 383-7316

                                        AAIPHARMA INC.,
                                        as Borrower

                                        By: /s/ William L.Ginna, Jr.
                                            ------------------------------------
                                            William L. Ginna, Jr.
                                            Executive Vice President and
                                            Chief Financial Officer

                                        Address:

                                        2320 Scientific Park Drive
                                        Wilmington, North Carolina  28405
                                        Attention:  Chief Financial Officer
                                        Telecopy No.:  (910) 815-2387